ING Mutual Funds

ING Emerging Countries Fund (“Fund”)

Supplement dated February 10, 2012

to the Fund’s current Prospectus (“Prospectus”)

dated February 28, 2011

As previously noted in a supplement dated January 26, 2012, the Board of Trustees of the Fund approved a merger of the Fund with and into ING Emerging Markets Equity Fund (the “Merger”). On February 10, 2012, the Board of Trustees of ING Mutual Funds approved a change to the Fund’s sub-adviser from ING Investment Management Advisors B.V. (“IIMA”) to Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) including a change to the Principal Investment Strategies. From the close of business on February 24, 2012 through March 11, 2012, the Fund will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective March 12, 2012, Delaware Management and JPMorgan will begin to jointly manage the Fund pursuant to interim sub-advisory agreements. In conjunction with the change to the Fund’s sub-adviser, Guy Uding, Patrick den Besten and Eric Anderson will be replaced as co-portfolio managers for the Fund with George Iwanicki, Jr. and Anuj Arora for the assets allocated to JPMorgan and Liu-Er Chen for the assets allocated to Delaware Management.

A proxy statement with respect to the proposed Merger is expected to be mailed to shareholders on or about May 15, 2012 and a shareholder meeting is expected to be held on or about June 28, 2012 regarding the Merger. If approved by shareholders, the Merger is expected to take place on or about July 21, 2012. Delaware Management and JPMorgan will be the sub-advisers to the proposed surviving fund, ING Emerging Markets Equity Fund. Effective March 12, 2012, the Fund will have the same sub-advisers and principal investment strategies as ING Emerging Markets Equity Fund.

Effective upon the close of business on February 24, 2012, the Fund’s Prospectus is revised as follows:

1.

The subsection entitled “Portfolio Turnover % of average value of portfolio” within the section entitled “Fees and Expenses of the Fund” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

At the close of business on February 24, 2012, ING Investment Management Advisors B.V. will be terminated as sub-adviser to the Fund. On March 12, 2012, Delaware Management Company and J.P. Morgan Investment Management Inc. will begin managing the Fund. During the period from the close of business on February 24, 2012 through March 11, 2012, the Fund is in a transition period which will result in significant buy and sell transactions. These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

2.	The section entitled “Principal Investment Strategies” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.

Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The Fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”).

The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to each Sub-Adviser.

Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Delaware Management Company

Delaware Management selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, Delaware Management typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware Management typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware Management considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. Delaware Management then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. Delaware Management believes this gives it an estimate of the stock’s intrinsic value.

Because the Fund invests primarily in emerging countries, there may be less information available for the Delaware Management to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. Delaware Management attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

J.P. Morgan Investment Management Inc.

JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing its portion of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which JPMorgan uses to select securities. Securities held in the Fund that JPMorgan believes have become overvalued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan’s disciplined investment process.

The portfolio construction process controls the sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction. JPMorgan utilizes currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Pending Merger - On January 12, 2012, the Board of Trustees approved a proposal to reorganize the Fund into ING Emerging Markets Equity Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 21, 2012. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING Emerging Markets Equity Fund. For more information regarding ING Emerging Markets Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

3.	The section entitled “Principal Risks” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company     The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities     Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit     Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency     To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments     Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets     Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities     Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate     With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model     The Manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market    Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

4.	The section entitled “Portfolio Management” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

From the close of business on February 24, 2012 through March 11, 2012, the Fund will be managed by a transition manager in preparation for a sub-adviser change from ING Investment Management Advisors,

B.V. to Delaware Management Company and J.P. Morgan Investment Management Inc. Effective March 12, 2012, the following serve as adviser, sub-advisers, and portfolio managers to the Fund:

Investment Adviser	ING Investments, LLC

Sub-Adviser	Delaware Management Company

Portfolio Managers
Liu-Er Chen, CFA
Portfolio Manager (since 03/12)

Sub-Adviser	J.P. Morgan Investment Management Inc.

Portfolio Managers
George Iwanicki, Jr.	Anuj Arora
Portfolio Manager (since 03/12)	Portfolio Manager (since 03/12)

5.

The reference to ING Emerging Countries Fund within the title of the section “Management of the Funds—ING Emerging Countries Fund, ING Global Equity Dividend Fund, ING Global Opportunities Fund, and ING Russia Fund” of the Fund’s Prospectus, is hereby deleted.

6.	The section entitled “Management of the Funds—ING Emerging Countries Fund” is deleted in its entirety.

7.	The following is added to the section entitled “Management of the Fund” of the Fund’s Prospectus:

ING Emerging Countries Fund

The Multi-Manager Approach

Delaware Management Company and J.P. Morgan Investment Management Inc. are the sub-advisers of ING Emerging Countries Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

The Adviser will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Delaware Management Company

Delaware Management Company (“Delaware Management” or “Sub-Adviser”) is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). Macquarie Group Limited, an Australian publicly held company (ASX: MQG), indirectly holds, through its subsidiaries, all of the voting equity of DMHI and DMBT. DMBT is registered with the SEC as an investment adviser and its predecessors have advised publicly offered mutual funds since 1938. The principal address of Delaware Management is 2005 Market Street, Philadelphia, Pennsylvania 19103. As of June 30, 2011 DMHI and its subsidiaries managed $155 billion in assets under management.

The following individual is responsible for the day-to-day management of ING Emerging Countries Fund’s assets allocated to Delaware Management.

Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer-Emerging Markets and Healthcare, heads Delaware Management’s global Emerging Markets Team. Prior to joining Delaware Management in September 2006, he spent nearly 11 years at Evergreen Investment Management Company.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2011, JPMorgan and its affiliates had $2.3 trillion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING Emerging Countries Fund’s assets allocated to JPMorgan.

George Iwanicki, Jr., Portfolio Manager and global macro strategist within the emerging markets equity team, has been at JPMorgan since 1992 and is responsible for global emerging markets portfolios and chairs the Asset Allocation Committee. Prior to this, he served several years as the U.S. Economist as well as the North American representative in the firm’s macro research group (a trans-Atlantic team formed in 1995 to manage the global asset allocation process). Prior to joining the firm, he spent five years as an economist at Kidder, Peabody & Co., Inc.

Anuj Arora, Portfolio Manager, has been at JPMorgan since 2006 and is focused on portfolio construction and quantitative asset allocation for the global emerging markets team. Prior to this, he was a quantitative analyst for Mesirow Financial and an analyst at Birkelbach Investment Securities.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund.

Historical adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
03/12/12	No change	Delaware Management Company J.P. Morgan Investment Management Inc.*
02/24/12	No change	Transition Manager
06/10/08	No change	ING Investment Management Advisors B.V.*
03/01/05	No change	Brandes Investment Partners, L.P.*
12/05/02	No change	ING Investment Management Advisors B.V.*
10/01/02	No change	ING Investments, LLC*

*  Change resulted in a corresponding change to principal investment strategies. Performance prior to the effective date is attributable to the previous adviser/sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Mutual Funds

ING Emerging Countries Fund (“Fund”)

Supplement dated February 10, 2012 to the Fund’s

current Statement of Addition Information (“SAI”)

dated February 28, 2011

As previously noted in a supplement dated January 26, 2012, the Board of Trustees of the Fund approved a merger of the Fund with and into ING Emerging Markets Equity Fund (the “Merger”). On February 10, 2012, the Board of Trustees of ING Mutual Funds approved a change to the Fund’s sub-adviser from ING Investment Management Advisors B.V. (“IIMA”) to Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) including a change to the Principal Investment Strategies. From the close of business on February 24, 2012 through March 11, 2012, the Fund will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective March 12, 2012, Delaware Management and JPMorgan will begin to jointly manage the Fund pursuant to interim sub-advisory agreements. In conjunction with the change to the Fund’s sub-adviser, Guy Uding, Patrick den Besten and Eric Anderson will be replaced as co-portfolio managers for the Fund with George Iwanicki, Jr. and Anuj Arora for the assets allocated to JPMorgan and Liu-Er Chen for the assets allocated to Delaware Management.

A proxy statement with respect to the proposed Merger is expected to be mailed to shareholders on or about May 15, 2012 and a shareholder meeting is expected to be held on or about June 28, 2012 regarding the Merger. If approved by shareholders, the Merger is expected to take place on or about July 21, 2012. Delaware Management and JPMorgan will be the sub-advisers to the proposed surviving fund, ING Emerging Markets Equity Fund.

Effective upon the close of business on February 24, 2012, the Fund’s SAI is revised as follows:

1.	All references to Guy Uding, Patrick den Besten and Eric Anderson as portfolio managers for the Fund are hereby deleted.

2.	All references to “ING Investment Management Advisors B.V.” and “IIMA” serving as sub-adviser to the Fund are hereby deleted.

3.	The following paragraphs are added to the section entitled “Sub-Advisers” of the Fund’s SAI:

Pursuant to an Interim Sub-Advisory Agreement dated March 12, 2012 between the Adviser and Delaware Management Company (“Delaware Management” or “Sub-Adviser”), and an Interium Sub-Advisory Agreement dated March 12, 2012 between the Adviser and J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”), Delaware Management and JPMorgan will serve as sub-advisers to ING Emerging Countries Fund. The two Sub-Advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Delaware Management and JPMorgan, subject to the supervision and control of the Adviser and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s investment policies that they deem appropriate to utilize from time to time. Delaware Management is located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and JPMorgan is located at 270 Park Avenue, New York, New York 10017.

4.	The section entitled “Portfolio Managers—Emerging Countries Fund” of the Fund’s SAI is hereby deleted and replaced with the following:

Emerging Countries Fund

From the close of business on February 24, 2012 through March 11, 2012, the Fund will be managed by a transition manager in preparation for a sub-adviser change from ING Investment Management Advisors, B.V. to Delaware Management Company and J.P. Morgan Investment Management Inc. Effective March 12, 2012, the following serve as sub-advisers and portfolio managers of the Fund:

Delaware Management Company and J.P. Morgan Investment Management Inc.

Delaware Management

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2011:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Liu-Er Chen, CFA	9	$3,450,000,000	0	$0	14	$1,680,000,000

*	Includes accounts managed in a personal capacity as of June 30, 2011.

Potential Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Management has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Management’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation

The portfolio manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Incentive Unit Plan – Portfolio managers may be awarded incentive unit awards ( “Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2011, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Liu-Er Chen, CFA	None

JPMorgan

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2011:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts[1]	Total Assets	Number of Accounts	Total Assets
George Iwanicki, Jr.	5	$771,601,000	6	$1,262,348,000	2	$1,143,435,000
Anuj Arora	5	$771,601,000	6	$1,262,348,000	2	$1,143,435,000

1	Two of these accounts with total assets of $961 million have a performance-based advisory fee.

Potential Material Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest may also be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales, if the short sales cause the market value of the securities to fall.

As an internal policy, JPMorgan may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus, over one-, three-, and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2011 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
George Iwanicki, Jr.,	None
Anuj Arora	None

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